SECURITIES AND EXCHANGE COMMISSION



                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 21, 2001





                                  Ubrandit.com
                       6405 Mira Mesa Boulevard, Suite 100
                               San Diego, CA 92121


                          Commission File No. 000-26799

                       Incorporated in the State of Nevada

                      Federal Identification No. 87-0381646



                            Telephone: (858) 350-9566

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company has announced that its Annual Meeting of Stockholders, previously scheduled to be held on March 22, 2001, has been rescheduled to be held on April 24, 2001. A press release announcing the new date of the Annual Meeting and listing the proposals to be voted on by stockholders at the Annual Meeting is filed as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press release dated March 21, 2001, announcing the new date of the Annual Meeting of stockholders of Ubrandit.com and listing the proposals to be voted on thereat.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Ubrandit.com

Date: March 21, 2001                By /s/ JEFFEREY D. PHILLIPS
                                       ----------------------------------------
                                       Jefferey D. Phillips, President and CEO


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                                INDEX TO EXHIBITS
                                -----------------


The following exhibits are filed with the Current Report on Form 8-K.

Exhibit No.       Description
-----------       -----------

99.1 Press release, dated March 21, 2001, announcing the annual meeting of stockholders of Ubrandit.com and listing the proposals to be voted on thereat.

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